   As filed with the Securities and Exchange Commission on June 27, 2001

                                                      Registration No. 333-60146
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                 PRE-EFFECTIVE

                              AMENDMENT No. 2

                                       To
                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                        D & K HEALTHCARE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                               43-1465483
    (State or other jurisdiction of                 (I.R.S. Employer
     incorporation or organization)                Identification No.)
           8000 Maryland Avenue, Suite 920, St. Louis, Missouri 63105
                                 (314) 727-3485
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ---------------

                             J. HORD ARMSTRONG, III
               Chairman of the Board and Chief Executive Officer
                        D & K Healthcare Resources, Inc.
           8000 Maryland Avenue, Suite 920, St. Louis, Missouri 63105
                                 (314) 727-3485
  (Address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------

                                With copies to:
       JOHN L. GILLIS, JR., ESQ.                ROBERT J. GRAMMIG, ESQ.
         Armstrong Teasdale LLP                   Holland & Knight LLP
  One Metropolitan Square, Suite 2600            400 North Ashley Drive
     St. Louis, Missouri 63102-2740               Tampa, Florida 33602
             (314) 621-5070                          (813) 227-8500

                                ---------------

   Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
   If the only securities being registered on this form are being offered pursuant to a dividend or interest reinvestment plans, please check the following box. [_]
   If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                                ---------------

   The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
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


                             Explanatory Note


   This Pre-Effective Amendment No. 2 to Form S-3 is being filed for the purpose of filing a revised Exhibit 10.17 which was previously filed with the Registrant's Pre-Effective Amendment No. 1 to Form S-3 on June 7, 2001. The revised exhibit contains language which was redacted from the exhibit as originally filed.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis and State of Missouri on the 27th day of June, 2001.


                                          D & K Healthcare Resources, Inc.

                                               /s/ J. Hord Armstrong, III
                                          By: _________________________________
                                                  J. Hord Armstrong, III
                                               Chairman and Chief Executive
                                                          Officer

   Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



             Signature                           Title                    Date
             ---------                           -----                    ----

      /s/ J. Hord Armstrong          Chairman, Chief Executive       June 27, 2001
____________________________________ Officer, Treasurer and
         J. Hord Armstrong           Director

       /s/ Martin D. Wilson          President, Chief Operating      June 27, 2001
____________________________________ Officer, and Director
          Martin D. Wilson

       /s/ Thomas S. Hilton          Sr. Vice President and Chief    June 27, 2001
____________________________________ Financial and Accounting
          Thomas S. Hilton           Officer

                 *                   Director                        June 27, 2001
____________________________________
          Richard F. Ford

                 *                   Director                        June 27, 2001
____________________________________
         Bryan H. Lawrence

                 *                   Director                        June 27, 2001
____________________________________
        Harvey C. Jewett, IV

                 *                   Director                        June 27, 2001
____________________________________
        Robert E. Korenblat

                 *                   Director                        June 27, 2001
____________________________________
          Thomas F. Patton

                 *                   Director                        June 27, 2001
____________________________________
          Louis B. Susman

                 *                   Director                        June 27, 2001
____________________________________
           James M. Usdan

*By:   /s/ J. Hord Armstrong, III
       J. Hord Armstrong, III
          Attorney-in-Fact

                                 EXHIBIT INDEX


  Exhibit
  Number   Description
  -------  -----------
 1**       Form of Underwriting Agreement.
 2.1*      Stock Purchase and Redemption Agreement, dated as of November 30,
           1995, by and among Pharmaceutical Buyers, Inc., J. David McCay, The
           J. David McCay Living Trust, Robert E. Korenblat and the registrant filed as an exhibit to the registrant's Annual Report on Form 10-K for the year ended March 28, 1997.
 2.2*      Stock Purchase Agreement dated June 1, 1999 by and between the registrant and Harvey C. Jewett, IV, filed as an exhibit to Form 8-K dated June 14, 1999.
 3.1*      Restated Certificate of Incorporation, filed as an exhibit to registrant's Registration Statement on Form S-1 (Reg. No. 33-48730).
 3.2*      Certificate of Amendment to the Restated Certificate of
           Incorporation of D&K Wholesale Drug, Inc. filed as an exhibit to the registrant's Annual Report on Form 10-K for the year ended June 30,
           1998.
 3.3*      Certificate of Designations for Series B Junior Participating
           Preferred Stock of D&K Healthcare Resources, Inc. filed as an exhibit to the registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.
 3.4*      By-laws of the registrant, as currently in effect, filed as an exhibit to registrant's Registration Statement on Form S-1 (Reg. No.
           33-48730).
 4.1*      Form of certificate for Common Stock, filed as an exhibit to registrant's Registration Statement on Form S-1 (Reg. No. 33-48730).
 4.2*      Form of Rights Agreement dated as of November 12, 1998 between registrant and Harris Trust and Savings Bank as Rights Agent, which includes as Exhibit B the form of Right Certificate, filed as an exhibit to Form 8-K dated November 17, 1998.
 5**       Legal Opinion of Armstrong Teasdale LLP.
 10.1*     D & K Healthcare Resources, Inc., Amended and Restated 1992 Long
           Term Incentive Plan, filed as Annex A to the registrant's 1999 Proxy
           Statement.
 10.2*     D & K Wholesale Drug, Inc. 401(k) Profit Sharing Plan and Trust,
           dated January 1, 1995, filed as an exhibit to the registrant's
           Annual Report on Form 10-K for the year ended March 29, 1996.
 10.2a*    Amendment Number 1 to D & K Wholesale Drug, Inc. 401(k) Profit
           Sharing Plan and Trust, dated December 20, 1996, filed as an exhibit to the registrant's Annual Report on Form 10-K for the year ended
           June 30, 2000.
 10.2b*    Amendment Number 2 to D & K Wholesale Drug, Inc. 401(k) Profit
           Sharing Plan and Trust, dated September 17, 1997, filed as an exhibit to the registrant's Annual Report on Form 10-K for the year ended June 30, 2000.
 10.2c*    Resolution to D & K Wholesale Drug, Inc. 401(k) Profit Sharing Plan
           and Trust, dated March 27, 2000, filed as an exhibit to the registrant's Annual Report on Form 10-K for the year ended June 30,
           2000.
 10.3*     Amended and Restated Lease Agreement, dated as of January 16, 1996, by and between Morhaert Development, L.L.C. and the registrant, filed as an exhibit to the registrant's Annual Report on Form 10-K for the year ended March 29, 1996.

  Exhibit
  Number   Description
  -------  -----------
 10.4*     Purchase and Sale Agreement dated as of August 7, 1998 between registrant, certain of its subsidiaries and D&K Receivables
           Corporation, filed as an exhibit to the registrant's Annual Report on Form 10-K for the year ended June 30, 1998.
 10.5*     Fifth Amended and Restated Loan and Security Agreement, dated
           September 30, 2000, by and among Fleet Capital Corporation, the registrant, Jaron, Inc., and Jewett Drug Co., filed as an exhibit to the registrant's Quarterly Report on Form 10-Q for the quarter ended
           September 30, 2000.
 10.5a*    First Amendment to Fifth Amended and Restated Loan and Security
           Agreement, dated as of March 7, 2001, by and among Fleet Capital
           Corporation, the registrant, Jaron, Inc. and Jewett Drug Co., filed as an exhibit to the registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.
 10.6*     Receivables Purchase Agreement dated as of August 7, 1998 among D&K
           Receivables Corporation, registrant, Blue Keel Funding, LLC and
           Fleet National Bank, filed as an exhibit to the registrant's Annual
           Report on Form 10-K for the year ended June 30, 1998.
 10.6a*    First Amendment to Receivables Purchase Agreement, dated December
           17, 1998 between registrant, Blue Keel Funding, LLC and Fleet
           National Bank.
 10.6b*    Second Amendment to Receivables Purchase Agreement, dated June 1,
           1999 between registrant, Blue Keel Funding, LLC and Fleet National
           Bank, filed as an exhibit to the registrant's Annual Report on Form
           10-K for the year ended June 30, 2000.
 10.6c*    Third Amendment to Receivables Purchase Agreement, dated March 31,
           2000 between registrant, Blue Keel Funding, LLC and Fleet National
           Bank, filed as an exhibit to the registrant's Quarterly Report on
           Form 10-Q for the quarter ended March 31, 2000.
 10.6d*    Fourth Amendment to Receivables Purchase Agreement, dated February
           2, 2001 between registrant, Blue Keel Funding, LLC and Fleet
           National Bank, filed as an exhibit to the registrant's Quarterly
           Report on Form 10-Q for the quarter ended March 31, 2001.
 10.6e*    Fifth Amendment to Receivables Purchase Agreement, dated March 31,
           2001 between registrant, Blue Keel Funding, LLC and Fleet National
           Bank, filed as an exhibit to the registrant's Quarterly Report on
           Form 10-Q for the quarter ended March 31, 2001.
 10.6f*    Sixth Amendment to Receivables Purchase Agreement, dated April 24,
           2001 between registrant, Blue Keel Funding, LLC and Fleet National
           Bank, filed as an exhibit to the registrant's Quarterly Report on
           Form 10-Q for the quarter ended March 31, 2001.
 10.7***   Prime Vendor Agreement dated as of August 25, 1999, between
           Tennessee Pharmacy Purchasing Alliance and the registrant, filed as an exhibit to the registrant's Annual Report on Form 10-K for the year ended June 30, 1999.
 10.8*     Lease Agreement, dated as of May 18, 1999, by and between BSRT
           Lexington Trust and the registrant, filed as an exhibit to the registrant's Annual Report on Form 10-K for the year ended June 30,
           1999.
 10.9*     Lease Agreement, dated as of January 1, 1997, by and between Jewett
           Family Investments, LLC and Jewett Drug Co, filed as an exhibit to the registrant's Annual Report on Form 10-K for the year ended June
           30, 1999.
 10.10*    First Amendment to Lease, dated as of June 1, 1999, by and between
           Jewett Family Investments, LLC and Jewett Drug Co, filed as an exhibit to the registrant's Annual Report on Form 10-K for the year ended June 30, 1999.

  Exhibit
   Number   Description
  -------   -----------
 10.11*     Lease Agreement dated as of July 1, 1997 by and between Jewett
            Family Investments, LLC and the registrant, filed as an exhibit to the registrant's Annual Report on Form 10-K for the year ended June
            30, 1999.
 10.12*     First Amendment to Lease, dated as of June 1, 1999, by and between
            Jewett Family Investments, LLC and Jewett Drug Co, filed as an exhibit to the registrant's Annual Report on Form 10-K for the year ended June 30, 1999.
 10.13*     Employment agreement for J. Hord Armstrong, III dated September 15,
            2000, filed as an exhibit to the registrant's Annual Report on Form
            10-K for the year ended June 30, 2000.
 10.14*     Employment agreement for Martin D. Wilson dated August 28, 2000, filed as an exhibit to the registrant's Annual Report on Form 10-K for the year ended June 30, 2000.
 10.15*     Employment agreement for Thomas S. Hilton dated August 31, 2000, filed as an exhibit to the registrant's Annual Report on Form 10-K for the year ended June 30, 2000.
 10.16*     D&K Healthcare Resources, Inc. Executive Retirement Benefit Plan,
            dated January 1, 1998, filed as an exhibit to the registrant's
            Annual Report on Form 10-K for the year ended June 30, 2000.
 10.17****  First Amendment to Prime Vendor Agreement dated effective as of
            April 1, 2001 between The Pharmacy Cooperative formerly known as
            Tennessee Pharmacy Purchasing Alliance and the registrant.
 23.1**     Consent of Arthur Andersen LLP.
 23.2**     Consent of Armstrong Teasdale LLP (included in Exhibit 5).
 24**       Power of Attorney.

--------


*         Incorporated by reference.
**        Previously filed.
***       Incorporated by reference. Confidential portion omitted and filed separately with the Commission.

****      Filed herewith. Confidential portion omitted and filed separately with the Commission.